EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of Dreyer’s Grand Ice Cream Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 26, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Douglas M. Holdt, Executive Vice President of Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2005

/s/ Douglas M. Holdt

Douglas M. Holdt
Executive Vice President of Finance and Administration and Chief Financial Officer
May 5, 2005